UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2005

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 Borman Court
St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition

     On January 6, 2005, TALX Corporation (the “Company”) issued a press release announcing that the Company’s operating results for the three months ended December 31, 2004 are expected to exceed earlier guidance for revenues and diluted earnings per share from continuing operations for the period (the “Press Release”). The Company is expected to announce final operating results for the three-month period at the close of business on January 26, 2005. A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Non-GAAP Financial Measures

     The Press Release contains non-GAAP presentations of actual and forecasted earnings from continuing operations and diluted earnings per share which exclude a non-operating charge related to the Company’s potential SEC settlement recorded in the first quarter of fiscal 2005. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Management uses these non-GAAP measures internally to evaluate the performance of the business, including allocation of assets and resources, planning, comparison of financial performance between historical periods and evaluation and compensation of management and staff. Management believes that presentation of these non-GAAP financial measures provides useful information to investors because these measures exclude elements that the Company does not consider to be indicative of earnings from its ongoing operating activities and allow for equivalent comparison to prior-period results.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

     At its meeting on January 5, 2005, the Board of Directors of the Company declared a 3-for-2 split of the Company’s common stock, par value $0.01 per share (“Common Stock”), to be effected as a dividend of one share of Common Stock for every two shares of Common Stock issued and outstanding, payable on February 17 to all holders of record on January 20, 2005. The Company will pay cash equal to the fraction of the Nasdaq National Market average high and low bid price on the record date to shareholders instead of any fractional shares that otherwise would be issuable by virtue of the stock dividend. Outstanding options and awards under the Company’s benefits plans will be appropriately adjusted to give effect to the stock dividend, except that fractional shares will be disregarded, with any fractions rounded down to the nearest whole Common Stock share.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. See Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2005	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated January 6, 2005